Exhibit 10.1 (II)

SECOND AMENDMENT
TO
AGREEMENT OF PURCHASE AND SALE (POOL I)

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (POOL I) (this “Amendment”), dated as of the 8th day of June 2017 (the “Effective Date”), by and between (i) each of the seller entities set forth on the signature pages hereto (collectively, the “Sellers”), and (ii) HTA Acquisition Sub, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

WHEREAS, the Sellers and the Buyer entered into that certain Agreement of Purchase and Sale (Pool I), dated as of April 29, 2017, as amended by that certain First Amendment to Agreement of Purchase and Sale (Pool I), dated as of May 25, 2017 (collectively, the “Agreement”);

WHEREAS, pursuant to Section 14.11 of the Agreement, the Agreement may be amended by written agreement executed by the party or parties to be charged; and

WHEREAS, the Sellers and the Buyer desire to enter into this Amendment to modify certain terms of the Agreement as provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined have the meanings given to them in the Agreement.

2.Amendment to Agreement. Notwithstanding anything to the contrary in the Agreement, including Section 14.30 of the Agreement, the parties shall review, within thirty (30) days after the Effective Date, the amount of the credit Sellers agreed to give Buyers at Closing for the cost to complete the Assets Under Development pursuant to Section 14.30 of the Agreement, and make any adjustments as may be advisable on the basis of the best data then available.

3.Limited Amendment. Except as specifically provided in this Amendment and as the context of this Amendment otherwise may require to give effect to the intent and purposes of this Amendment, the Agreement shall remain in full force and effect without any other amendments or modifications.

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4.Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Delaware. To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Amendment and this Amendment shall be governed and construed with the laws of the State of Delaware.

5.Severability. If any term or provision of this Amendment or application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Amendment or the applicable of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

6.Section Headings. The headings of the various Sections of this Amendment have been inserted only for purposes of convenience, are not part of this Amendment and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Amendment.

7.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLERS:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE CONSTRUCTION LIMITED PARTNERSHIP, an Indiana limited partnership

By:    Duke Business Centers Corporation, an
Indiana corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE TEXAS PROPERTIES, L.P., an Indiana limited partnership

By:    Duke Texas GP, , an Indiana
limited company, its general partner

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

BREMNERDUKE BCC GP, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

BREMNERDUKE BCC LP, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY BROWNING F.O.B. DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY TOWNE LAKE DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its managing member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY OHIO, an Indiana general partnership

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its managing partner

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY NORTH BERGEN DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Construction Limited Partnership, an
Indiana limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY KISSIMMEE MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY EAST ORLANDO MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY SEBRING MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY WOMEN’S CENTER DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Construction Limited Partnership, an
Indiana limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

BUYER:

HTA ACQUISITION SUB, LLC, a Delaware limited liability company

By:    /s/Robert Milligan
Name:    Robert Milligan
Title: Authorized Person